Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned officers of Altrust Financial Services, Inc. (the Company), in the capacities and on the dates indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, based on their knowledge, that:

(1)	the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2006 (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 21, 2006	By:	/s/ J. Robin Cummings
J. Robin Cummings
Chief Executive Officer

Dated: August 21, 2006	By:	/s/ Lionel Powell
Lionel Powell
Chief Financial Officer